Commitments and Contingencies	6 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

14 — COMMITMENTS AND CONTINGENCIES

From time to time, the Company are parties to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Legal proceedings

On June 28, 2024, Shanghai Chenxi Technology Group Co., Ltd. (“Shanghai Chenxi”) filed a lawsuit against Sunshine Insurance Brokers and Zhibao China at Shanghai Pudong New Area People’s Court, in connection with the breach of contract pursuant to Internet Insurance Marketing Promotion Cooperation Agreement. In this lawsuit, Shanghai Chenxi requested Sunshine Insurance Brokers and Zhibao China to be jointly liable in repaying promotion service fees of approximately RMB 14.2 million, together with a penalty of approximately RMB 10,883, litigation costs and litigation preservation fees pursuant to such Internet Insurance Marketing Promotion Cooperation Agreement. On December 5, 2024 and February 26, 2025, Shanghai Pudong New Area People's Court separately issued two civil mediation documents, confirming that Shanghai Chenxi reached mediation agreements with Sunshine Insurance Brokers and Zhibao China. In the mediation agreement, Sunshine Insurance Brokers agreed to pay Shanghai Chenxi a total promotion service fees of RMB 13,257,049, along with case acceptance fees and litigation preservation fees of RMB 26,577. Sunshine Insurance Brokers has made the first due payment of RMB 2,370,484 on December 11, 2024.

On June 28, 2024, Guangdong Zhongkang Yongdao Insurance Brokerage Co., Ltd. filed a lawsuit against Sunshine Insurance Brokers and Zhibao China at Shanghai Pudong New Area People’s Court, in connection with the breach of contract pursuant to Joint Brokerage Cooperation Agreement. In this lawsuit, Guangdong Zhongkang requested Sunshine Insurance Brokers & Zhibao China to bear joint liability in repaying joint brokerage commission fees of approximately RMB 1.4 million, together with a penalty of approximately RMB 9,690 and litigation costs, litigation preservation fees pursuant to such Joint Brokerage Cooperation Agreement. On September 5, 2024, Sunshine Insurance Brokers filed a counterclaim lawsuit at Shanghai Pudong New Area People's Court against Guangdong Zhongkang (Zhibao China as the third party) in connection with the aforementioned dispute. In this lawsuit, Sunshine Insurance Brokers requested Guangdong Zhongkang to return payments of RMB 4.5 million, together with a penalty of approximately RMB 65,126 and court acceptance fees. As of the date of this report, the case is still pending.

On June 3, 2024, Beijing Tiantan Puhua International Hospital (“Tiantan Puhua”) filed a lawsuit at Shanghai Pudong New Area People’s Court against Taiping Property Insurance Co., Ltd. Shanghai Branch (“Taiping Shanghai”), Shanghai Jibeiji Enterprise Management Consulting Co., Ltd. (“Jibeiji”) & Zhibao China (Peter William Anthony Hogg as the third party), in connection with exercise of subrogation rights regarding the third party’s outstanding medical expenses to Tiantan Puhua. In this lawsuit, Tiantan Puhua requested Taiping Shanghai to repay medical expenses of approximately RMB 1.4 million, together with relevant interests and all litigation costs. Tiantan Puhua requested Jibeiji & Zhibao China to bear joint liability in repaying the aforementioned medical expenses and relevant interests. As of the date of this report, the case is still pending.

Other than the above, the Company did not have other significant commitments, long-term obligations, significant contingencies or guarantees as of June 30, 2024 and December 31, 2024.